UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

Chelsea TherapEUtics International, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3530 Toringdon Way, Suite 200, Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure under Item 8.01 is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure under Item 8.01 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under Item 8.01 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure under Item 8.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under Item 8.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, Chelsea Therapeutics International, Ltd., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 7, 2014, with H. Lundbeck A/S, a Danish corporation (“Parent”), and Charlie Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Acquisition Sub”). The description of the Merger Agreement herein is qualified in its entirety by the text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Acquisition Sub agreed to commence a tender offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, $0.0001 par value per share (the “Shares”), for (a) $6.44 per Share, net to the seller in cash, without interest (the “Cash Consideration”), plus (b) one non-transferable contingent value right (a “CVR” and, together with the Cash Consideration, the “Merger Consideration”) per Share, which CVR represents the contractual right to receive a cash payment of up to $1.50 per Share upon the achievement of certain net sales milestones.

The Offer expired at 12:00 midnight, New York City time, on June 20, 2014 (one minute after 11:59 p.m., New York City time, on June 20, 2014) (the “Expiration Date”), and was not extended. Computershare Trust Company, N.A., the depositary for the Offer, has advised Parent and Acquisition Sub that, as of the Expiration Date, a total of 49,436,852 Shares had been validly tendered and not validly withdrawn pursuant to the Offer (excluding Shares subject to guaranteed delivery procedures that were not validly tendered prior to the Expiration Date), which tendered Shares represented approximately 62.5% of the Shares outstanding as of the Expiration Date. In addition, Notices of Guaranteed Delivery had been delivered for 12,775,214 Shares, representing approximately 16.1% of the Shares outstanding as of the Expiration Date.

All conditions to the Offer having been satisfied, on June 23, 2014 Acquisition Sub accepted for payment all such Shares validly tendered and not validly withdrawn prior to the Expiration Date, and payment of the Merger Consideration for such Shares will be made promptly.

Following consummation of the Offer, the remaining conditions to the merger of Acquisition Sub with and into the Company as set forth in the Merger Agreement (the “Merger”) were satisfied, and on June 23, 2014 (the “Effective Time”), Parent completed its acquisition of the Company by consummating the Merger without a meeting of stockholders of the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with the Company continuing as the surviving corporation and a wholly owned indirect subsidiary of Parent (the “Surviving Corporation”). Pursuant to the Merger Agreement, at the Effective Time each outstanding Share (other than Shares owned by the Company, Parent or Acquisition Sub, by any direct or indirect wholly owned subsidiary of the Company, Parent or Acquisition Sub or by stockholders of the Company who have validly perfected their statutory rights of appraisal under the DGCL with respect to such Shares) was converted into the right to receive the Merger Consideration, subject to any required withholding of taxes. All Shares that were converted into the right to receive the Merger Consideration shall be cancelled and cease to exist.

In addition, effective upon the consummation of the Offer, each outstanding Company stock option became vested and exercisable to the extent not previously vested. Each unexercised Company stock option outstanding at the Effective Time was cancelled, and each cancelled Company stock option with an exercise price per Share that was less than the Cash Consideration (each, a “Covered Option”) was converted into the right to receive (a) an amount in cash (without interest) equal to the excess of the Cash Consideration over the exercise price per Share of such Covered Option multiplied by the number of Shares subject to such Covered Option and (b) one CVR for each Share subject to such Covered Option, in each case subject to any required withholding of taxes. Company stock options with an exercise price per Share that equaled or exceeded the Cash Consideration were cancelled at the Effective Time without any payment and without the right to receive a CVR or any payment with respect thereto.

On June 23, 2014, the Company (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) suspend trading of the Shares prior to the commencement of trading hours on June 24, 2014 and (y) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). NASDAQ filed such Form 25 with the SEC on June 23, 2014. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

In accordance with the Merger Agreement, the directors of Acquisition Sub immediately prior to the Effective Time, as set forth below, became the initial directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly designated, as the case may be, and each of Michael Weiser, Kevan Clemens, William D. Rueckert, Roger Stoll and Joseph G. Oliveto ceased serving as directors of the Company. In accordance with the Merger Agreement, the officers of Acquisition Sub immediately prior to the Effective Time, as set forth below, became the initial officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly designated, as the case may be, and each of Joseph G. Oliveto, J. Nick Riehle, L. Arthur Hewitt, William D. Schwieterman, Michael J. Roberts and Keith W. Schmidt ceased serving as executive officers of the Company.

Biographical and other information with respect to the following new directors and officers of the Company is set forth below:

Staffan Schüberg	President and Director

Julie Hakim	Secretary, Treasurer and Director

Joseph Nolan	Director

Staffan Schüberg serves as President of Lundbeck LLC and Lundbeck USA Holding LLC and, since May 7, 2014, has served as President and Director of Acquisition Sub. Mr. Schüberg was Regional Vice President (Southern and Western Europe) of Parent from January 2005 to November 2010. Mr. Schüberg is currently also the Sole Member of the respective Boards of Managers of Lundbeck LLC and Lundbeck USA Holding LLC.

Julie Hakim is a Certified Public Accountant and serves as Treasurer of Lundbeck LLC and Lundbeck USA Holding LLC and, since May 7, 2014, has served as Secretary, Treasurer and Director of Acquisition Sub. From January 2010 to April 2012, Ms. Hakim served as VP Business Planning of Lundbeck LLC and its predecessor, Lundbeck Inc. From April 2009 to January 2010, Ms. Hakim was VP Corporate Controller of Lundbeck Inc.

Joseph Nolan serves as Chief Commercial Officer of Lundbeck LLC and, since May 7, 2014, has served as Director of Acquisition Sub.

Pursuant to the Merger Agreement, the Company’s certificate of incorporation was amended and restated in its entirety, effective as of the Effective Time, and will be the Amended and Restated Certificate of Incorporation of the Surviving Corporation. A copy of the Surviving Corporation’s Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, pursuant to the Merger Agreement, the bylaws of the Company were amended and restated in their entirety to read identically to the bylaws of Acquisition Sub, as in effect immediately prior to the Effective Time, except the title of the bylaws was amended to read as follows: “Amended and Restated Bylaws of Chelsea Therapeutics International, Ltd.,” and such bylaws will be the Amended and Restated Bylaws of the Surviving Corporation. A copy of the Surviving Corporation’s Amended and Restated Bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

2.1	Agreement and Plan of Merger, dated as of May 7, 2014, by and among H. Lundbeck A/S, Charlie Acquisition Corp. and Chelsea Therapeutics International, Ltd. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Chelsea Therapeutics International, Ltd. on May 8, 2014).

3.1	Amended and Restated Certificate of Incorporation of Chelsea Therapeutics International, Ltd.

3.2	Amended and Restated Bylaws of Chelsea Therapeutics International, Ltd.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

By:	/s/ Staffan Schüberg
Staffan Schüberg President

Dated: June 23, 2014

EXHIBIT INDEX

Exhibit
No.	Description

2.1	Agreement and Plan of Merger, dated as of May 7, 2014, by and among H. Lundbeck A/S, Charlie Acquisition Corp. and Chelsea Therapeutics International, Ltd. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Chelsea Therapeutics International, Ltd. on May 8, 2014).

3.1	Amended and Restated Certificate of Incorporation of Chelsea Therapeutics International, Ltd.

3.2	Amended and Restated Bylaws of Chelsea Therapeutics International, Ltd.